Exhibit 99.1

Electromed, Inc. Announces Share Repurchase Authorization

NEW PRAGUE, Minn.--(BUSINESS WIRE)-- Electromed, Inc. (“Electromed”) (NYSE American: ELMD), a leader in innovative airway clearance technologies, today announced that effective as of September 11, 2024, its board of directors authorized the repurchase of up to $5.0 million of Electromed common stock. The new authorization follows the exhaustion of Electromed’s previous share repurchase authorization in the fourth quarter of fiscal 2024, as previously reported.

The timing and amount of share repurchases pursuant to the authorization, if any, will be determined by management based on market conditions and other considerations. Repurchases may be made from time to time on the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. Electromed’s board of directors expects to review the share repurchase authorization periodically and may approve changes to its terms and size.

“I am pleased to announce Electromed’s next share repurchase authorization, which follows the recent announcement of our record performance in fiscal 2024, and the successful completion of our previous repurchase authorization during Q4,” said Jim Cunniff, President, and Chief Executive Officer. “Electromed’s revenue growth and profitability profile are driving strong free cash flow, providing us with the flexibility to opportunistically provide incremental value to shareholders while also continuing to invest in the business. This new repurchase authorization reflects the confidence the board and management team have in achieving future growth as well as the belief that our stock has been undervalued after continued delivery of strong financial results. We believe that the repurchase of our common stock has represented an attractive investment opportunity and reinforces our commitment to deliver opportunities for returns to Electromed shareholders.”

About Electromed, Inc.

Electromed, Inc. manufactures, markets, and sells products that provide airway clearance therapy, including the SmartVest® Airway Clearance System, to patients with compromised pulmonary function. The company is headquartered in New Prague, Minnesota, and was founded in 1992. Further information about Electromed can be found at www.smartvest.com.

Cautionary Statements

Certain statements in this press release, including the prospect of future repurchases of Electromed’s equity securities, constitute forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “anticipate,” “believe,” “estimate,” “continue,” “expect,” “intend,” “may,” “plan” “potential,” “should,” “will,” and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements. Forward-looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown associated with such statements. Examples of risks and uncertainties for Electromed include, but are not limited to, the competitive nature of our market; changes to Medicare, Medicaid, or private insurance reimbursement policies; changes to state and federal health care laws; changes affecting the medical device industry; our ability to develop new sales channels for our products such as the homecare distributor channel; our need to maintain regulatory compliance and to gain future regulatory approvals and clearances; new drug or pharmaceutical discoveries; general economic and business conditions; alternative capital deployment opportunities; our ability to renew our line of credit or obtain additional credit as necessary; our ability to protect and expand our intellectual property portfolio; the risks associated with expansion into international markets, as well as other factors we may describe from time to time in Electromed’s reports filed with the Securities and Exchange Commission (including Electromed’s most recent Annual Report on Form 10-K, as amended from time to time, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). Investors should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on “forward-looking statements,” as such statements speak only as of the date of this press release. We undertake no obligation to update them in light of new information or future events.

Brad Nagel, Chief Financial Officer
(952) 758-9299
investorrelations@electromed.com

Mike Cavanaugh, Investor Relations
ICR Westwicke
(617) 877-9641
mike.cavanaugh@westwicke.com